UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 18, 2024, B. Riley Financial, Inc. (the “Company”) received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), which indicated that, as a result of the Company’s delay in filing its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “SEC”).

The Notice states that the Company has 60 calendar days from the date of the Notice, or until May 17, 2024, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of its Annual Report, or until September 11, 2024, to file its Annual Report to regain compliance. The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

The Company continues to work diligently to complete its Annual Report and plans to file its Annual Report as promptly as possible to regain compliance with the Rule.

Item 7.01 Regulation FD Disclosure

On March 22, 2024, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Phillip J. Ahn
Name:	Phillip J. Ahn
Title:	Chief Financial Officer and Chief Operating Officer

Date: March 22, 2024

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